SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report – August 16, 2004

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	23-2210237
(State or other jurisdictionof incorporation or organization)	(IRS EmployerIdentification No.)

483 Main Street
Harleysville, Pennsylvania
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

___________________

Item 5 Other Events  and Regulation FD Disclosure

    Exhibit 99 - On August 16, 2004, Harleysville National Corporation issued a press release announcing an increase in the cash dividend for the third quarter of 2004 on outstanding shares of common stock and declared 5% stock dividend. The press release is furnished in this report, pursuant to Item 5 hereof, as Exhibit 99.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION

/s/ Michael B. High
Michael B. High, EVP and Chief Financial Officer

Dated: August 16, 2004

EXHIBIT INDEX

Page
Exhibit 99 Press Release dated August 16, 2004, of Harleysville National Corporation	4
(furnished pursuant to Item 5 hereof).